Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 9—Income Taxes

Income tax expense for the three and six months ended June 30, 2017 was $13.6 million and $26.2 million, respectively, compared to $7.2 million and $14.7 million for the same periods in 2016. The effective tax rate was 31.9% and 32.2% for the three and six months ended June 30, 2017, respectively, compared to 32.6% and 32.8% for the same periods in 2016. The decrease in the effective tax rate for the three and six months ended June 30, 2017 compared to the three and six months ended June 30, 2016 was primarily driven by an increase in tax-exempt interest income.

The effective tax rate is primarily affected by the amount of pre-tax income, tax-exempt interest income, and the increase in cash surrender value of bank-owned life insurance. The effective tax rate is also affected by discrete items that may occur in any given period, but are not consistent from period-to-period, which may impact the comparability of the effective tax rate between periods.

Note 11—Income Taxes

The components of the consolidated income tax expense are as follows:

(In thousands)	2016	2015	2014
Current:
Federal	$24,394	$22,024	$13,732
State	2,166	1,013	1,201

Total current expense	26,560	23,037	14,933

Deferred:
Federal	5,439	(3,266)	10,528
State	541	338	599

Total deferred expense (benefit)	5,980	(2,928)	11,127

Total income tax expense	$32,540	$20,109	$26,060

A reconciliation of total income tax expense for 2016, 2015 and 2014 to amounts determined by applying the statutory Federal income tax rate of 35% to income before taxes is as follows:

(In thousands)	2016	2015	2014
Computed income tax expense at statutory rate	$34,410	$20,778	$24,813
Tax exempt interest, net	(2,744)	(842)	(137)
BOLI income	(1,023)	(1,037)	(1,160)
State tax expense	1,760	878	1,170
Tax credits	(266)	(243)	(189)
Management compensation	210	353	362
Other, net	193	222	1,201

Income tax expense	$32,540	$20,109	$26,060

The significant components of the Company’s deferred tax assets and liabilities as of December 31, 2016 and 2015 are as follows:

	As of December 31,
(In thousands)	2016	2015
Deferred income tax assets:
Allowance for credit losses	$30,710	$29,558
Nonaccrual interest	7,410	4,710
Deferred compensation	3,681	3,463
Accrued compensation	7,962	6,626
Net operating loss carryforwards	16,154	20,380
Alternative minimum tax credit carryover	978	978
Unrealized loss on securities, net	13,829	—
Unrealized loss on derivative instruments	5,911	—
Other	9,320	11,159
Excess of tax basis in assets acquired:
Loans	8,673	12,145
Other real estate owned	1,342	1,335
Other	4	37

Total deferred income tax assets	105,974	90,391

Deferred income tax liabilities:
Difference in book and tax basis of intangibles	4,268	6,013
Unrealized gain on securities, net	—	2,237
Unrealized gain on derivative instruments	—	950
Other	4,564	4,005
Excess of book basis in assets acquired and tax liabilities assumed over book carrying value:
Intangibles	7,798	4,433
Other	5,682	6,041

Total deferred income tax liabilities	22,312	23,679

Net deferred income tax asset	$83,662	$66,712

ASC Topic 740, “Income Taxes,” requires that deferred tax assets be reduced if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Management’s determination of the realizability of deferred tax assets is based on its evaluation of all available evidence both positive and negative, and its expectation regarding various future events, including the reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. Positive evidence supporting the realization of the Company’s deferred tax assets at December 31, 2016, includes generation of taxable income since 2012, the Company’s strong capital position, as well as sufficient amounts of projected future taxable income, of the appropriate character, to support the realization of the $83.7 million at December 31, 2016. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income of $159.5 million before the end of the statutory net operating loss carryforward period. Based on the assessment of all positive and negative evidence at December 31, 2016 and 2015, management has concluded that it is more likely than not that the results of future operations will generate sufficient taxable income realize the deferred tax assets.

Management’s estimate of future taxable income is based on internal projections, various internal assumptions, as well as certain external data all of which management believes to be reasonable although inherently subject to significant judgment. Projected future taxable income is primarily expected to be generated through loan growth at the bank, investment strategies and revenue from successful cross initiatives and the control of expenses through operating effectiveness, all in the context of a macro-economic environment that continues to trend favorably. If actual results differ significantly from the current estimates of future taxable income, a valuation allowance may need to be recorded for some portion or all of the net deferred tax asset. Such an increase to the deferred tax asset valuation allowance could have a material adverse effect on the Company’s consolidated balance sheets and consolidated statements of income.

The acquisitions of CFC and Encore resulted in an ”ownership change” as defined for U.S. federal income tax purposes under Section 382 of the Internal Revenue Code. As a result of the operation of Section 382, the Company is not able to fully utilize a portion of our U.S. federal and state tax net operating losses and certain built-in losses that have not been recognized for tax purposes. An ownership change under Section 382 generally occurs when a change in the aggregate percentage ownership of the stock of the corporation held by five percent stockholders increases by more than fifty percentage points over a rolling three-year period. A corporation experiencing an ownership change generally is subject to an annual limitation on its utilization of pre-change losses and certain post-change recognized built-in losses equal to the value of the stock of the corporation immediately before the ownership change, multiplied by the long-term tax-exempt rate (subject to certain adjustments). The annual limitation is increased each year to the extent that there is an unused limitation in a prior year. Since U.S. federal net operating losses generally may be carried forward for up to 20 years, the annual limitation also effectively provides a cap on the cumulative amount of pre-change losses and certain post-change recognized built-in losses that may be utilized. Pre-change losses and certain post-change recognized built-in losses in excess of the cap are effectively unable to be used to reduce future taxable income. The Company has estimated the amount of pre-change losses and certain post-change losses that are not expected to be utilized and has reduced the deferred tax asset at the acquisition date to reflect this limitation.

The acquisition of Superior Bank was an asset acquisition and is not subject to the limitations of Section 382.

As of December 31, 2016, the Company has federal net operating loss carryforwards of $44.2 million which will begin to expire in 2031. The Company has state net operating loss carryforwards of $16.9 million which will begin to expire in 2022. In addition, the Company has an AMT credit carryforward of $978,000 as of December 31, 2016, which has no expiration.

The Company and its subsidiaries are subject to U.S. federal income tax as well as various state and local income taxes. The Company has concluded all U.S. federal income tax matters for years before 2013. With certain limited exceptions, the Company has concluded all state income tax matters for years before 2012.

The Company applies the guidance in ASC 740-10, “Accounting for Uncertainty in Income Taxes.” ASC 740-10 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740-10 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority based on technical merits of the position. Tax benefits from tax positions not deemed to meet the “more likely than not” threshold should not be recognized in the year of determination.

A reconciliation of the beginning and ending amount of unrecognized income tax benefits is as follows (unrecognized state income tax benefits are not adjusted for the federal income tax impact):

	Years Ended December 31,
(In thousands)	2016	2015	2014
Unrecognized income tax benefits, January 1	$—	$—	$—
Increases for tax positions related to:	—	—	—
Prior years	422	—	—
Current year	522	—	—
Decreases for tax positions related to:	—	—	—
Prior years	—	—	—
Current year	—	—	—
Settlement with taxing authorities	—	—	—
Expiration of applicable statutes of limitations	—	—	—

Unrecognized income tax benefits, December 31	$944	$—	$—

As of December 31, 2016, the balance of unrecognized tax benefits, if recognized, that would reduce the effective tax rate is $614,000. It is reasonably possible that the above unrecognized tax benefits could be reduced by $123,000 within the next twelve months.

The Company classifies interest and penalties on uncertain tax positions as a component of noninterest expense. The Company’s accrued interest and penalties on unrecognized tax benefits was $90,000 as of December 31, 2016. Accrued interest and penalties are included in other liabilities.